UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2021
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SelectQuote, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-39295	94-3339273
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6800 West 115th Street, Suite 2511
Overland Park, Kansas 66211
(Address of principal executive offices) (Zip code)

(913) 599-9225
(Registrant’s telephone number, including area code)

No change since last report
(Former Name or Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SLQT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 14, 2021, SelectQuote, Inc. (the “Company”) announced the appointment of Robert Grant, 37, as the President of the Company, effective October 28, 2021 (the “Effective Date”). Mr. Grant currently serves as the President of the Company’s Senior Division and will continue in this role until the Effective Date. Mr. Grant previously served as the Company’s Chief Revenue Officer from 2017 to 2019, the Senior Vice President of Sales of the Company’s Life Division from 2016 to 2017, and as the Director of Sales and Operations for the Company’s Senior Division from 2013 to 2016. There is no arrangement or understanding between Mr. Grant and any other person pursuant to which he was appointed as President.

No changes to Mr. Grant’s compensation arrangements or employment agreement with the Company will be made in connection with his appointment as President. Mr. Grant’s current compensation arrangements and employment agreement are described in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on September 27, 2021 (the “Proxy Statement”), in which he is included as a named executive officer.

Mr. Grant is the son of William Grant II, the Vice Chairman of the Company’s Board of Directors, and the brother of William Grant III, the Company’s Chief Operating Officer. All transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K in which Mr. Grant has an interest are described in the Proxy Statement under the heading “Certain Relationships and Related Party Transactions.”

A copy of the press release announcing the appointment of Mr. Grant as President is attached to this report as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release, dated October 14, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTQUOTE, INC.
Date: October 14, 2021	By: /s/ Daniel A. Boulware
Name: Daniel A. Boulware
Title: General Counsel and Secretary